American Beacon Mid-Cap Value Fund
AMR Class
Supplement Dated June 30, 2011
To the Prospectus dated March 1, 2011

The information below supplements the Prospectus dated March 1, 2011, and is in addition to any other supplements.
On May 26, 2011, the American Beacon Funds’ Board of Trustees appointed Lee Munder Capital Group, LLC (“LMCG”) as a sub-advisor to the American Beacon Mid-Cap Value Fund. LMCG will begin managing assets in the Fund as of July 1, 2011.
In the “Management” section under “Sub-Advisors”, Lee Munder Capital Group, LLC is inserted between Barrow, Hanley, Mewhinney & Strauss, LLC and Pzena Investment Management, LLC.
In the “Management” section under “Portfolio Managers”, the following is inserted between Barrow, Hanley, Mewhinney & Strauss, LLC and Pzena Investment Management, LLC. :

Lee Munder Capital Group, LLC

Donald E. Cleven, CFA
Portfolio Manager	Since 2011
In the “Additional Information About the Funds” — “Additional Information About the Multi-Manager Strategy” the section under Mid-Cap Value Fund is deleted and replaced with the following:
The Manager allocates the Fund’s assets among three investment sub-advisors:
•	Barrow, Hanley, Mewhinney & Strauss, LLC

•	Lee Munder Capital Group, LLC

•	Pzena Investment Management, LLC
Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.
In the “Fund Management” — “The Sub-Advisors” section, the following paragraphs are inserted after the description of Lazard Asset Management, LLC:
LEE MUNDER CAPITAL GROUP, LLC (“LMCG”), 200 Clarendon Street, Twenty-Eighth Floor, Boston, MA 02116, provides investment management solutions to institutional and high net worth individuals. LMCG was founded as a private partnership in August 2000. As of March 31, 2011,

LMCG had assets of approximately $5.2 billion under management. LMCG serves as sub-advisor to the American Beacon Mid-Cap Value Fund.
Donald Cleven, is the lead Portfolio Manager for LMCG’s Mid Cap Value strategy. He joined LMCG in June 2002 as an Associate Portfolio Manager and has been a Portfolio Manager for the Value Team since 2005. Prior to joining LMCG, Mr. Cleven served as an Investment Analyst for American Century Investments.
***********************************************************
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

2